UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014

EPL Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam Street, Suite 1600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 228-0711

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 8, 2014, EPL Oil & Gas, Inc. (“EPL” or the “Company”) issued a press release announcing financial and operational results for the quarter ended March 31, 2014. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company’s press release announcing its financial results for the quarter ended March 31, 2014 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles (“GAAP”). Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01 Other Events.

On May 8, 2014, the Company released a pre-recorded telephone call for investors and analysts, providing for a review of the Company’s operational and financial results for the first quarter of 2014 and the Company’s current operations (the “Earnings Call”). The Earnings Call will be available for replay through midnight, Central Time, of May 22, 2014. The transcript of that call is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information furnished pursuant to this Item 8.01, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release dated May 8, 2014 announcing results for the quarter ended March 31, 2014.

99.2*	Transcript of May 8, 2014 pre-recorded telephone call for investors and analysts.

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2014

EPL Oil & Gas, Inc.

By:	/s/ David P. Cedro
David P. Cedro
Senior Vice President, Chief Accounting Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release dated May 8, 2014 announcing results for the quarter ended March 31, 2014.

99.2*	Transcript of May 8, 2014 pre-recorded telephone call for investors and analysts.

*	Furnished herewith